Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1471

                        EAFE Select 20 Portfolio 2014-4
                  Global 45 Dividend Strategy Portfolio 2014-4

                          Supplement to the Prospectus

   As a result of Seadrill, Ltd.'s indefinite suspension of dividend distributions announced on November 26, 2014, the Estimated Net Annual Income for the above-referenced Portfolios will be reduced. Notwithstanding anything to the contrary in the prospectus, the new Estimated Net Annual Income amounts are as follows:

       EAFE Select 20 Portfolio 2014-4...................  $0.38612

       Global 45 Dividend Strategy Portfolio 2014-4......  $0.32042



Supplement Dated:  December 3, 2014